Subsequent Events	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
Status of the Offering
As of November 12, 2012, the Company had received $221.3 million in gross offering proceeds through the issuance of approximately 22.2 million shares of its common stock in the Offering (including shares issued pursuant to the DRIP).
Credit Facility
Subsequent to September 30, 2012, the Borrowing Base was increased to $71.1 million. As of November 12, 2012, the Company had $39.0 million outstanding under the Credit Facility.
Investment in Real Estate Assets
Subsequent to September 30, 2012, the Company acquired 15 commercial real estate properties for an aggregate purchase price of $50.7 million. The acquisitions were funded with net proceeds of the Offering. Acquisition related expenses totaling $1.5 million were expensed as incurred.